Filed Pursuant to Rule 497(e)
File Nos. 333-192733 & 811-22917

WBI Tactical SMG Shares (WBIA)	WBI Tactical LCV Shares (WBIF)
WBI Tactical SMV Shares (WBIB)	WBI Tactical LCY Shares (WBIG)
WBI Tactical SMY Shares (WBIC)	WBI Tactical LCS Shares (WBIL)
WBI Tactical SMS Shares (WBID)	WBI Tactical Income Shares (WBII)
WBI Tactical LCG Shares (WBIE)	WBI Tactical High Income Shares (WBIH)

(each a “Fund”)

Supplement dated June 27, 2016
to each Fund’s Summary Prospectus dated October 31, 2015, as supplemented

Effective immediately, each Fund’s “Principal Investment Strategies” are revised to reflect that the types of equity securities in which each Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), and master limited partnerships (businesses organized as partnerships which trade on public exchanges).

Additionally, each Fund’s “Principal Risks” are revised to include the following:

Real Estate Investment Trust (REIT) Risk. Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

Please retain this Supplement with your Summary Prospectuses.

WBI Tactical SMG Shares (WBIA)	WBI Tactical LCV Shares (WBIF)
WBI Tactical SMV Shares (WBIB)	WBI Tactical LCY Shares (WBIG)
WBI Tactical SMY Shares (WBIC)	WBI Tactical LCS Shares (WBIL)
WBI Tactical SMS Shares (WBID)	WBI Tactical Income Shares (WBII)
WBI Tactical LCG Shares (WBIE)	WBI Tactical High Income Shares (WBIH)

(each a “Fund” and collectively, the “Funds”)

Supplement dated June 27, 2016
to the Prospectus and Statement of Additional Information (“SAI”)
dated October 31, 2015, as supplemented

Effective immediately, each Fund’s “Principal Investment Strategies” are revised to reflect that the types of equity securities in which each Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), and master limited partnerships (businesses organized as partnerships which trade on public exchanges).

The following paragraph is added to the “Summary Information” section of the Prospectus under “Principal Risks” with respect to each Fund:

Real Estate Investment Trust (REIT) Risk. Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

The following paragraph is added to the “Description of the Principal Risks of the Funds” section of the Prospectus under “Principal Risks— Risks Applicable to All Funds,” which begins on page 72:

REIT Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.  REITs are subject to complex tax qualification and compliance rules.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which a Fund invests.

The following paragraph is added to the “Investment Strategies and Risks” section of the SAI under “Equity Securities,” which begins on page 7:

Real Estate Investment Trusts (“REITs”). The Funds may invest in shares of REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).  Shareholders of the Funds will indirectly bear a proportionate share of the expenses of REITs in which the Funds invest, in addition to the expenses paid by the Funds.  Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs (especially mortgage REITs) are also subject to interest rate risks.

Please retain this Supplement with your Prospectus and SAI.